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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors of
Metawave Communications Corporation:

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 26, 2001 included in Metawave Communications Corporation's Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.

                                       /s/  ARTHUR ANDERSEN LLP

Seattle, Washington
May 1, 2001